Exhibit 10.33

INFORMATION IN THIS EXHIBIT IDENTIFIED BY BRACKETS IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT FEDEX TREATS AS PRIVATE OR CONFIDENTIAL.

FedEx contract # 07-0255—030

Supplemental Agreement No. 24

to

Purchase Agreement No. 3157

between

The Boeing Company

And

Federal Express Corporation

Relating to Boeing Model 777-FREIGHTER Aircraft

THIS SUPPLEMENTAL AGREEMENT No. 24 (SA-24), entered into as of the 4 th day of May 2016, by and between THE BOEING COMPANY (Boeing) and FEDERAL EXPRESS CORPORATION (Customer);

W I T N E S S E T H :

A. WHEREAS, the parties entered into that certain Purchase Agreement No. 3157, dated November 7, 2006 (Purchase Agreement), relating to the purchase and sale of certain Boeing Model 777-FREIGHTER Aircraft (Aircraft);

B. WHEREAS, Customer desires to reschedule the delivery month of one (1) Block B conditional firm Aircraft (SA-24 Accelerated Block B Aircraft) as shown in the table below:

Aircraft Block	Existing Delivery Month of Aircraft	Revised Delivery Month of Aircraft
B (Conditional Firm)	[*]	[*]

C. WHEREAS, Boeing and Customer agree that the SA-24 Accelerated Block B Aircraft [*] upon execution of this Supplemental Agreement No. 24 as a result of the reschedule described in Recital Paragraph B above in accordance with the terms of Letter Agreement 6-1162-RRO-1068, Special Provision – Block B Aircraft, due to [*] provision therein as it relates to such Accelerated Block B Aircraft, [*].

D. WHEREAS, Boeing and Customer have agreed to an [*].

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree to supplement the Purchase Agreement as follows:

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

P.A. No. 3157	1	SA-24

BOEING PROPRIETARY

All terms used herein and in the Purchase Agreement, and not defined herein, shall have the same meaning as in the Purchase Agreement.

1.	Remove and replace, in its entirety, the “Table of Contents” with the revised Table of Contents, attached hereto, to reflect the changes made by this Supplemental Agreement No. 24.

2.

Boeing and Customer agree that upon execution of this Supplemental Agreement No. 24 the SA-24 Accelerated Block B Aircraft is hereby (i) rescheduled as described in Recital Paragraph B above and (ii) [*] in accordance with Recital Paragraph C above.

3.

Remove and replace, in its entirety, “Table 1-A”, with the revised Table 1-A, attached hereto, revised to reflect (i) the addition of the SA-24 Accelerated Block B Aircraft [*] and (ii) the revised delivery month and [*], Advance Payment Base Price and Advance Payment(s), subject to Paragraph 6, below, resulting from the reschedule of SA-24 Accelerated Block B Aircraft.

4.	Remove and replace, in its entirety, “Table 1-B”, with the revised Table 1-B, attached hereto, revised to reflect the removal of the SA-24 Accelerated Block B Aircraft.

5.	Remove and replace, in its entirety, Letter Agreement 6-1162-RCN-1799, [*], with a revised Letter Agreement 6-1162-RCN-1799R1, attached hereto, [*].

6.	Add Letter Agreement 6-1162-LKJ-0726, [*] – SA-24 Accelerated Block B Aircraft, attached hereto, to reflect an [*] schedule for the SA-24 Accelerated Block B Aircraft.

7.	[*]

8.	This Supplemental Agreement No. 24 to the Purchase Agreement shall not be effective unless executed and delivered by the parties on or prior to May 13, 2016.

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

P.A. No. 3157	2	SA-24

BOEING PROPRIETARY

EXECUTED as of the day and year first above written.

THE BOEING COMPANY		FEDERAL EXPRESS CORPORATION

By:	/s/ Kirsten Jensen	By:	/s/ Phillip C. Blum
Its:	Attorney-In-Fact	Its:	Vice President

P.A. No. 3157	3	SA-24

BOEING PROPRIETARY

TABLE OF CONTENTS

		SA NUMBER
ARTICLES
1.	Quantity, Model and Description
2.	Delivery Schedule
3.	Price
4.	Payment
5.	Miscellaneous

TABLE

1.	Aircraft Information Table	15
1A	Block B Firm Aircraft Information Table	24
1B	Block B Conditional Firm Aircraft Information Table	24
1C	Block C Aircraft Information Table	13
1C1	Block C Aircraft Information Table (MSN 39285)	11
1C2	Block C Aircraft Information Table	20
1D	Block D Aircraft Information Table	20

EXHIBIT

A.	Aircraft Configuration	4
A1.	Aircraft Configuration (Block B Aircraft)	4
A2.	Aircraft Configuration (Block C Aircraft except MSN 39285)	11
A3.	Aircraft Configuration (Block C Aircraft w/ MSN 39285)	11
A4.	Aircraft Configuration (Block D Aircraft)	12
B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

AE1.	Escalation Adjustment/Airframe and Optional Features
CS1.	Customer Support Variables
EE1.	Engine Escalation/Engine Warranty and Patent Indemnity
SLP1.	Service Life Policy Components

P.A. No. 3157	4	SA-24

BOEING PROPRIETARY

LETTER AGREEMENT		SA NUMBER

3157-01	777 Spare Parts Initial Provisioning

3157-02	Demonstration Flight Waiver

6-1162-RCN-1785	Demonstrated Compliance

6-1162-RCN-1789	Option Aircraft Attachment to Letter 6-1162-RCN-1789	Exercised in SA # 4

6-1162-RCN-1790	Special Matters

6-1162-RCN-1791	Performance Guarantees	4

6-1162-RCN-1792	Liquidated Damages Non-Excusable Delay

6-1162-RCN-1793	Open Configuration Matters

6-1162-RCN-1795	AGTA Amended Articles

6-1162-RCN-1796	777 First-Look Inspection Program

6-1162-RCN-1797	Licensing and Customer Supplemental Type Certificates

6-1162-RCN-1798	777 Boeing Converted Freighter	Deleted in SA # 4

6-1162-RCN-1798 R1	777 Boeing Converted Freighter	4

6-1162-RCN-1799 R1	[*]	24

6-1162-RRO-1062	Option Aircraft Attachment to Letter 6-1162-RRO-1062	23

6-1162-RRO-1065	Performance Guarantees for Block B Aircraft	4

6-1162-RRO-1066R1	Special Matters for Block B Aircraft	22

6-1162-RRO-1067	Special Matters for Option Aircraft detailed in Letter Agreement 6-1162-RRO-1062	4

6-1162-RRO-1068	Special Provision – Block B Aircraft	4

FED-PA-LA-1000790R3	Special Matters for Block C Aircraft	20

FED-PA-LA-1001683R2	Special Matters for Block D Aircraft	19

6-1162-RRO-1144R7	[*] as related to SAs #8, #13 through #16, SA #18 through SA #20	20

6-1162-SCR-137	777F Miscellaneous Matters	20

6-1162-SCR-154	[*] Letter	22

6-1162-SCR-155	[*] Engine Hard Mount Letter	22

6-1162-SCR-186	[*] Non-Isolated Engine Mounts Letter	23

6-1162-SCR-193	[*] Matters	23

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

P.A. No. 3157	5	SA-24

BOEING PROPRIETARY

LETTER AGREEMENT		SA NUMBER

6-1162-LKJ-0726	[*]	24

	SA-24 Accelerated Block B Aircraft

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

P.A. No. 3157	6	SA-24

BOEING PROPRIETARY

SUPPLEMENTAL AGREEMENTS	SA DATED AS OF:

Supplemental Agreement No. 1	May 12, 2008

Supplemental Agreement No. 2	July 14, 2008

Supplemental Agreement No. 3	December 15, 2008

Supplemental Agreement No. 4	January 9, 2009

Supplemental Agreement No. 5	January 11, 2010

Supplemental Agreement No. 6	March 17, 2010

Supplemental Agreement No. 7	March 17, 2010

Supplemental Agreement No. 8	April 30, 2010

Supplemental Agreement No. 9	June 18, 2010

Supplemental Agreement No. 10	June 18, 2010

Supplemental Agreement No. 11	August 19, 2010

Supplemental Agreement No. 12	September 3, 2010

Supplemental Agreement No. 13	August 27, 2010

Supplemental Agreement No. 14	October 25, 2010

Supplemental Agreement No. 15	October 29, 2010

Supplemental Agreement No. 16	January 31, 2011

Supplemental Agreement No. 17	February 14, 211

Supplemental Agreement No. 18	March 31, 2011

Supplemental Agreement No. 19	October 27, 2011

Supplemental Agreement No. 20	December 14, 2011

Supplemental Agreement No. 21	June 29, 2012

Supplemental Agreement No. 22	December 11, 2012

Supplemental Agreement No. 23	December 10, 2013

Supplemental Agreement No. 24	, 2016

P.A. No. 3157	7	SA-24

BOEING PROPRIETARY

Fedex contract #07-0255-030

6-1162-RCN-1799 R1

Federal Express Corporation

3131 Democrat Road

Memphis TN 38125

Subject:	[*]

Reference:         Purchase Agreement No. 3157 (the Purchase Agreement) between The Boeing Company (Boeing) and Federal Express                       Corporation (Customer) relating to Model 777-FREIGHTER aircraft (Aircraft).

This letter agreement (Letter Agreement) cancels and supersedes Letter Agreement 6-1162-RCN-1799 dated March 6, 2007 and amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Recital.

[*]

Agreement.

1.	Definitions.

1.1 “Covered Aircraft” shall mean those Aircraft identified on Table 1 to the Purchase Agreement as of March 6, 2007.

1.2 [*]

1.3 [*] shall have the meaning set forth in Article 2, below.

1.4 [*]

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

P.A. No. 3157 [*]	SA-24

BOEING PROPRIETARY

Federal Express Corporation

6-1162-RCN-1799 R1     Page 2

1.5 [*]

2.	[*]

2.1 [*]

2.2 [*]

2.3 [*]

3.	Methods of Performance.

[*]

3.1 [*]

3.2 [*]

4.	Project Approval.

[*]

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

P.A. No. 3157 [*]	SA-24

BOEING PROPRIETARY

Federal Express Corporation

6-1162-RCN-1799 R1     Page 3

5.	Confidentiality.

The commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any of the information contained herein.

Very truly yours,

THE BOEING COMPANY

By	/s/ Kirsten Jensen
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: May 4, 2016

FEDERAL EXPRESS CORPORATION

By	/s/ Phillip C. Blum
Its	Vice President

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

P.A. No. 3157 [*]	SA-24

BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

Fedex contract #07-0255-030

6-1162-LKJ-0726

Federal Express Corporation

3131 Democrat Road

Memphis, TN 38125

Subject:	[*] – SA-24 Accelerated Block B Aircraft

Reference:	Purchase Agreement No. 3157 (Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 777-FREIGHTER aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.	[*]

1.1 [*]

1.2 [*]

# Supplemental Agreement No. 4

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

6-1162-LKJ-0726 SA-24	Page 1

BOEING PROPRIETARY

2.	[*]

[*]

3.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer only and cannot be assigned in whole or, in part without the prior written consent of Boeing.

4.	Confidential Treatment.

Customer and Boeing consider certain commercial and financial information contained in this Letter Agreement as confidential. Each of Customer and Boeing agree that it will treat this Letter Agreement and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this Letter Agreement to employees of Customer with a need to know and who understand that they are not to disclose its content to any other person or entity without the prior written consent of Boeing. Notwithstanding the forgoing, Customer may disclose this Letter Agreement and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent corporation, FedEx Corporation, to its professional advisors under a duty of confidentiality with respect hereto, and as required by law.

If the foregoing correctly sets forth your understanding of our agreement with respect to matters described above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By	/s/ Kirsten Jensen
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	May 4, 2016

FEDERAL EXPRESS CORPORATION

By	/s/ Phillip C. Blum
Its	Vice President

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

Omitted Attachments

Certain attachments to this exhibit regarding delivery and pricing of certain B777F aircraft manufactured by The Boeing Company for FedEx have been omitted pursuant to Item 601(a)(5) of Regulation S-K because the information contained therein is not material and is not otherwise publicly disclosed. FedEx will furnish supplementally copies of these attachments to the Securities and Exchange Commission or its staff upon request.

6-1162-LKJ-0726 SA-24	Page 2

BOEING PROPRIETARY